                                                                  EXECUTION COPY

                                 AMENDMENT NO. 3

                            Dated as of June 28, 2002

                                       to

                          RECEIVABLES FUNDING AGREEMENT

                           Dated as of August 28, 2001

     THIS AMENDMENT NO. 3 (this "Amendment") is entered into as of June 28, 2002 by and among IMPERIAL SUGAR COMPANY, a Texas corporation ("Imperial"), IMPERIAL DISTRIBUTING, INC., a Delaware corporation (the "Servicer"), IMPERIAL SUGAR SECURITIZATION, LLC, a Delaware limited liability company (the "Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as a lender and as administrative agent for the lenders (in such capacity, the "Administrative Agent"). Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings given such terms in Annex X to the Funding Agreement referred to below.

                                    RECITALS:

     WHEREAS, the Borrower, the Servicer, the financial institutions party thereto as lenders (the "Lenders") and the Administrative Agent are parties to a Receivables Funding Agreement dated as of August 28, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Funding Agreement");

     WHEREAS, many of the defined terms used in the Funding Agreement are set forth in Annex X attached thereto ("Annex X"); and

     WHEREAS, the Borrower, the Servicer, Imperial, the Lenders and the Administrative Agent have agreed to (i) amend the Funding Agreement and (ii) consent to an amendment to the Credit Agreement, in each case, on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Servicer, Imperial the Lenders and the Administrative Agent hereby agree as follows.

     1. Amendment to the Funding Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Funding Agreement is hereby amended as follows:

               (a) Section 5.01 is hereby amended to add the following new subsection (h) thereto:

               "(h) Extension Conditions. If each of the following conditions (collectively, the "Extension Conditions") is satisfied on or before September 27, 2002, the Borrower shall pay to the Administrative Agent for its account and the account of the Lenders, a fee of $100,000 on September 27, 2002:

                    (i) the Parent reports "EBITDA" (as such term is defined in the Credit Agreement as in effect on the Closing Date) for the eleven months ended August 31, 2002 of not less than $23,900,000;

                    (ii) the Parent provides the Administrative Agent a cash
               flow forecast in reasonable detail from September 27, 2002 through January 31, 2003, showing that the Parent's available financial resources are sufficient to meet the Parent's obligations as they become due during the same period;

                    (iii) as soon as available but in any event not later than
               12:00 noon (Chicago time) on September 26, 2002, the Parent provides the Administrative Agent with copies of letters of interest and/or formal proposals from economically viable potential buyers of assets, operating units or any combination thereof or lenders or providers of junior capital, reasonably satisfactory to the Administrative Agent (and the Administrative Agent agrees to inform the Borrower as promptly as practicable, but in any event no later than 12:00 noon, Chicago time, on September 30, 2002, whether any such letters of interest and/or formal proposals are reasonably satisfactory to it), to provide for the repayment of the "Loans" and reductions of the "Revolving Credit Commitment" (as such terms are defined in the Credit Agreement as in effect on the Closing Date) in an aggregate amount not less than $100,000,000 by no later than December 31, 2002, on terms and conditions and pursuant to documentation satisfactory to the "Lenders" or "Required Lenders" (as such terms are defined in the Credit Agreement as in effect on the Closing Date) and the Parent indicates in writing to the Administrative Agent that it will pursue such proposals;

                    (iv) the Parent delivers to the Administrative Agent copies of its budget for the fiscal year ending September 30, 2003 that has been approved by the Parent's board of directors; and

                    (v) the "Extension Conditions" under (and as defined in) the
               Credit Agreement shall have been satisfied.

               (b) Section 5.02 is hereby amended to delete subsections (d) and
          (e) in their entirety and substitute the following therefor:

                    "(d) no later than August 20, 2002, a strategic
               recapitalization plan in reasonable detail approved by the Parent's Board of Directors and no later than September 6, 2002, a presentation by representatives of the Parent and Bank America Securities to the Administrative Agent and the Lenders of that strategic recapitalization plan.

                    (e) the Parent shall cause its advisors to provide the
               Administrative Agent and the Lenders with written updates regarding its advisors' analysis of the Parent's asset sales, capital raising possibilities and other strategic initiatives on or prior to July 31, 2002, and September 26, 2002, and thereafter on dates to be determined by the Administrative Agent upon receipt of the Parent's financial information for the period ending August 31, 2002 on September 27, 2002."

               (c) The rows relating to the fiscal quarters ending June 30, 2002 and September 30, 2002, in the table appearing in Section 9.01(x) are hereby amended as follows:


------------------------------------------------------------ ---------------------------------
          Fiscal Quarter              Consolidated Fixed Charge Coverage Ratio

------------------------------------------------------------ ---------------------------------
     June 30, 2002                    Not tested
------------------------------------------------------------ ---------------------------------
    September 30, 2002                0.80 to 1.00; provided, however, that if each of the
                                      Extension  Conditions is satisfied and the Borrower pays
                                      to the Administrative Agent the fee described in
                                      Section 5.01(h) this covenant will not be tested on
                                      this date
------------------------------------------------------------ ---------------------------------


     2. Consent to Amendment of Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 3 below, for purposes Section 9.01(t) of the Funding Agreement, the Administrative Agent and the Lenders hereby consent to the Second Amendment to Restructuring Credit Agreement in the form attached hereto as Exhibit A; provided, however, that if the fee described in Section 5.01(h) of the Funding Agreement becomes due and payable and the Borrower shall not have paid such fee to the Administrative Agent on or before September 27, 2002, the consent of the Administrative Agent and the Lenders given in this Section 2 shall not apply to the amendments described in Sections 2.6 through 2.10 of the Second Amendment to Restructuring Credit Agreement as they relate to testing of the financial covenants set forth in Section 7.1 of the Credit Agreement on September 30, 2002.

     3. Conditions of Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the "Effective Date") when, and only when, (i) the Administrative Agent shall have received each of the following:

     (a) counterparts of this Amendment duly executed by each of the parties hereto;

     (b) a fully executed copy of the Second Amendment to Restructuring Credit Agreement;

     (c) such other documents, instruments and agreements as the Administrative Agent may reasonably request; and

     (d) an amendment fee in the amount of $100,000 for its account and the account of the Lenders; and

(ii) the Second Amendment to Restructuring Credit Agreement shall be effective.

     4. Representations and Warranties.

     (a) Upon the effectiveness of this Amendment, the Borrower and the Servicer each (i) hereby reaffirms in all material respects all covenants, representations and warranties made by it in the Funding Agreement and each other Related Document to the extent the same are not amended hereby and except to the extent the same expressly relates solely to an earlier date, (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Effective Date of this Amendment and (iii) represents and warrants that, as of the Effective Date of this Amendment and after giving effect hereto, no Termination Event, Incipient Termination Event, Event of Servicer Termination or Incipient Servicer Termination Event has occurred and is continuing.

     (b) The Borrower and the Servicer hereby represents and warrants that this Amendment and the Funding Agreement, as amended hereby, constitute legal, valid and binding obligations of such Person (to the extent a party thereto) and are enforceable against such Person in accordance with their respective terms.

     5. Reference to and Effect on Related Documents.

     (a) Upon the effectiveness of this Amendment pursuant to Section 3 hereof, on and after the Effective Date, each reference to the Receivables Sale Agreement and the Funding Agreement in any of the Related Documents shall mean and be a reference to the Receivables Sale Agreement or the Funding Agreement, as the case may be, as amended hereby.

     (b) Except as specifically set forth above, the Receivables Sale Agreement and the Funding Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Borrower, the Lenders or the Administrative Agent, nor constitute a waiver of any provision of any of the Related Documents, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     8. Entire Agreement. This Amendment, taken together with the Receivables Sale Agreement, the Funding Agreement and all of the other Related Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

     9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

     10. No Course of Dealing. The Lenders and the Administrative Agent have entered into this Amendment on the express understanding with the Borrower, the Servicer and Imperial that in entering into this Amendment the Lenders and the Administrative Agent are not establishing any course of dealing with the Borrower, Imperial or the Servicer. The rights of the Lenders and the Administrative Agent to require strict performance with all the terms and conditions of the Receivables Sale Agreement and the Funding Agreement as amended by this Amendment and the other Related Documents shall not in any way be impaired by the execution of this Amendment. Neither the Lenders nor the Administrative Agent shall be obligated in any manner to execute any further amendments or waivers, and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are acceptable to them, the Lenders and the Administrative Agent may require the payment of fees in connection therewith.

     11. Waiver of Claims. In consideration for the execution by the Lender and the Administrative Agent of this Amendment, each of the Borrower, the Servicer and Imperial hereby waives each and every claim, defense, demand, action and suit of any kind or nature whatsoever against each of the Lender, the Administrative Agent and each other Affected Party arising on or prior to the date hereof in connection with the Funding Agreement, any of the Related Documents and the transactions contemplated thereby.

     IN WITNESS WHEREOF, this Amendment No. 3 has been duly executed as of the day and year first above written.

                          IMPERIAL SUGAR SECURITIZATION, LLC, as
                          the Borrower

                          By /s/ Karen L. Mercer
                             ----------------------------------------
                             Name:  Karen L. Mercer
                             Title: Treasurer

                          IMPERIAL DISTRIBUTING, INC., as Servicer

                          By /s/ Karen L. Mercer
                             ----------------------------------------
                             Name:  Karen L. Mercer
                             Title: Treasurer

                          IMPERIAL SUGAR COMPANY

                          By /s/ Karen L. Mercer
                             ----------------------------------------
                             Name:  Karen L. Mercer
                             Title: VP and Treasurer


                          GENERAL ELECTRIC CAPITAL
                          CORPORATION, as a Lender and as
                          Administrative Agent


                          By /s/ Craig Winslow
                             ----------------------------------------
                             Name:  Craig Winslow
                             Title: Duly Authorized Signatory